Equity	12 Months Ended
Dec. 31, 2021
Text Block [Abstract]
Equity

13. Equity

On December 31, 2021, the Company’s authorized share capital amounted to € 14,100,000 divided into 58,750,000 ordinary shares and 58,750,000 preferred shares, each with a nominal value of (€0.12). As at December 31, 2021, the total number of issued shares was 33,151,881 (2020: 23,569,276). On December 31, 2021, the issued share capital totaled to €3,978,226 (2020: €235,693).

Ordinary shares hold the right to one vote per share

Issued shares

On February 5, 2021, the Company became public by listing its ordinary shares on the Nasdaq Stock Exchange. On the same date all Preferred shares A, Preferred shares B and Preferred shares C were automatically converted to ordinary shares and 9,511,075 ordinary shares were issued. Together with the issuance of the ordinary shares, the par value of each ordinary share was increased from €0.01 to €0.12.

	2021	2020
	Number of shares	Number of shares
Preferred shares A	—	5,242,850
Preferred shares B	—	7,650,147
Preferred shares C	—	5,826,279
Ordinary shares	33,151,881	4,850,000
	33,151,881	23,569,276

No dividend was distributed in 2021 or in 2020.

The following describes the nature and purpose of each reserve within equity:

Share premium

The amount subscribed for share capital in excess of nominal value.

Other reserves

Other reserves entirely consist of share-based payments reserve, which is used to recognize: the grant date fair value of options issued but not vested and the grant date fair value of RSUs issued to employees and consultants.